EXHIBIT 99.2

                            Computational Materials

                        Alternative Loan Trust 2005-44



                            Computational Materials



                        [Logo Omitted] Countrywide(R)



                          $777,200,000 (Approximate)




                                  CWALT, Inc.
                                   Depositor


                         Countrywide Home Loans, Inc.
                                    Seller

                      Countrywide Home Loans Servicing LP
                                Master Servicer


                      Countrywide Securities Corporation
                               Lead Underwriter


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[Logo Omitted] Countrywide(R)
SECURITIES CORPORATION                              Computational Materials for
A Countrywide Capital Markets Company            Alternative Loan Trust 2005-44
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The attached tables and other statistical analyses (the "Computational
Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. The information herein regarding the mortgage loans is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a statistical pool of Mortgage Loans, (i) a majority of which are expected to be included (along with additional Mortgage Loans) in, and (ii) a portion of which are expected to be deleted from, the pool of Mortgage Loans delivered to the Trust on the Closing Date. The statistical pool described herein may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the statistical pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.





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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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[Logo Omitted] Countrywide(R)
SECURITIES CORPORATION                              Computational Materials for
A Countrywide Capital Markets Company            Alternative Loan Trust 2005-44
-------------------------------------------------------------------------------


Preliminary Term Sheet                            Date Prepared: August 9, 2005

                        Alternative Loan Trust 2005-44
            $777,200,000 (Approximate, Subject to +/- 10% Variance)
                         Publicly Offered Certificates
                     First Lien Residential Mortgage Loans



=====================================================================================================================
                    Principal
                   Amount ($)      WAL (Yrs) (2)(3)    Interest                                  Expected Ratings
    Class         (Approx.) (1)     (Call / Mat)      Rate Type           Tranche Type           Moody's/S&P/Fitch
    -----         ---------          ------------     ----------          -------------          -----------------
    1-A-1          270,000,000       2.98 / 3.25     Floating (4)   Super Super Senior Floater      Aaa/AAA/AAA
    1-A-2A         76,657,000        1.50 / 1.50     Floating (4)  Super Senior Support Floater     Aaa/AAA/AAA
    1-A-2B         35,843,000        6.14 / 7.00     Floating (4)  Super Senior Support Floater     Aaa/AAA/AAA
    1-A-3A         27,705,000        0.80 / 0.80     Floating (4)    Senior Support Floater         Aaa/AAA/AAA
    1-A-3B         18,925,000        2.60 / 2.60     Floating (4)    Senior Support Floater         Aa1/AAA/AAA
    1-A-3C         20,870,000        6.21 / 7.10     Floating (4)    Senior Support Floater         Aa1/AAA/AAA
---------------------------------------------------------------------------------------------------------------------
    1-A-X            N/A (5)         Not Offered     Variable (6)       Senior / IO / PO            Aaa/AAA/AAA
---------------------------------------------------------------------------------------------------------------------
    2-A-1          162,000,000       2.97 / 3.25     Floating (4)  Super Super Senior Floater       Aaa/AAA/AAA
    2-A-2A         46,212,000        1.50 / 1.50     Floating (4)  Super Senior Support Floater     Aaa/AAA/AAA
    2-A-2B         21,288,000        6.16 / 7.04     Floating (4)  Super Senior Support Floater     Aaa/AAA/AAA
    2-A-3A         16,756,000        0.80 / 0.80     Floating (4)    Senior Support Floater         Aaa/AAA/AAA
    2-A-3B         11,267,000        2.60 / 2.60     Floating (4)    Senior Support Floater         Aa1/AAA/AAA
    2-A-3C         12,477,000        6.22 / 7.12     Floating (4)    Senior Support Floater         Aa1/AAA/AAA
---------------------------------------------------------------------------------------------------------------------
    2-A-X            N/A (7)         Not Offered     Variable (8)       Senior / IO / PO            Aaa/AAA/AAA
      M            26,800,000        Not Offered     Floating (4)       Mezzanine Floater            Aa2/AA/AA
     B-1           17,600,000        Not Offered     Floating (4)      Subordinate Floater            A2/A/A
     B-2           12,800,000        Not Offered     Floating (4)      Subordinate Floater         Baa1/BBB/BBB
     B-3                     Privately               Floating (4)      Subordinate Floater           NR/BB/BB
     B-4                      Placed                 Floating (4)      Subordinate Floater            NR/B/B
     B-5                   Certificates              Floating (4)      Subordinate Floater           NR/NR/NR
=====================================================================================================================
    Total:       $777,200,000 (9)


(1) The Certificates (as described herein) will be collateralized by first-lien negative amortization residential mortgage loans. Class sizes are subject to final collateral and rating agency approval and are subject to a +/-10% variance. It is expected that the aggregate principal balance of the Subordinate Certificates will provide between [8.00 - 10.50]% subordination to the Senior Certificates as of the Cut-off Date.
(2) The WALs are shown to the Call Date (as defined herein) and to maturity at a pricing speed of 25% CPR.
(3) All Classes of Certificates are subject to a 10% optional termination (as described herein).
(4) For each Distribution Date, the Certificate Interest Rate for the Class 1-A and Class 2-A Certificates and the Subordinate Certificates will be equal to the least of (i) one-month LIBOR plus the related margin, (ii) the related Net WAC Cap and (iii) [10.50]% per annum.
(5) The Class 1-A-X Certificates will consist of two interest only components and two principal only components. The first interest only component of the Class 1-A-X Certificates will have a notional balance equal to the aggregate principal balance of the Class 1-A Certificates and the related principal only component of the Class 1-A-X Certificates. The second interest only component of the Class 1-A-X Certificates will have a notional balance equal to the aggregate principal balance of the portion of the Subordinate Certificates related to Loan Group 1 and the related principal only component of the Class 1-A-X Certificates. The two principal only components of the Class 1-A-X Certificates will have an initial principal balance equal to zero, which principal balance will increase to the extent of any Net Deferred Interest from the Group 1 Mortgage Loans allocated to the related interest only component of the Class 1-A-X Certificates.
(6) The interest only component of the Class 1-A-X Certificates related to the Class 1-A Certificates will accrue interest on its notional balance at a per annum rate equal to the excess of (i) the Net WAC of the Group 1 Mortgage Loans, over (ii) the weighted average of the Certificate Interest Rates of the Class 1-A Certificates and the related principal only component of the Class 1-A-X Certificates. The interest only component of the Class 1-A-X Certificates related to the portion of the Subordinate Certificates related to Loan Group 1 will accrue interest on its notional balance at a per annum rate equal to the excess of (i) the Net WAC of the Group 1 Mortgage Loans, over (ii) the weighted average of the Certificate Interest Rates of the Subordinate Certificates (adjusted to a 30/360 basis) and the related principal only component of the Class 1-A-X Certificates.
(7) The Class 2-A-X Certificates will consist of two interest only components and two principal only components. The first interest only component of the Class 2-A-X Certificates will have a notional balance equal to the aggregate principal balance of the Class 2-A Certificates and the related principal only component of the Class 2-A-X Certificates. The second interest only component of the Class 2-A-X Certificates will have a notional balance equal to the aggregate principal balance of the portion of the Subordinate Certificates related to Loan Group 2 and the related principal only component of the Class 2-A-X Certificates. The two principal only components of the Class 2-A-X Certificates will have an initial principal balance equal to zero, which principal balance will increase to the extent of any Net Deferred Interest from the Group 2 Mortgage Loans allocated to the related interest only component of the Class 2-A-X Certificates.

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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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[Logo Omitted] Countrywide(R)
SECURITIES CORPORATION                              Computational Materials for
A Countrywide Capital Markets Company            Alternative Loan Trust 2005-44
-------------------------------------------------------------------------------


(8) The interest only component of the Class 2-A-X Certificates related to the Class 2-A Certificates will accrue interest on its notional balance at a per annum rate equal to the excess of (i) the Net WAC of the Group 1 Mortgage Loans, over (ii) the weighted average of the Certificate Interest Rates of the Class 2-A Certificates and the related principal only component of the Class 2-A-X Certificates. The interest only component of the Class 2-A-X Certificates related to the portion of the Subordinate Certificates related to Loan Group 2 will accrue interest on its notional balance at a per annum rate equal to the excess of (i) the Net WAC of the Group 1 Mortgage Loans, over (ii) the weighted average of the Certificate Interest Rates of the Subordinate Certificates (adjusted to a 30/360 basis) and the related principal only component of the Class 2-A-X Certificates.
(9)  Excludes the Class 1-A-X and Class 2-A-X notional balances.


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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[Logo Omitted] Countrywide(R)
SECURITIES CORPORATION                              Computational Materials for
A Countrywide Capital Markets Company            Alternative Loan Trust 2005-44
-------------------------------------------------------------------------------


Depositor:                 CWALT, Inc.

Seller:                    Countrywide Home Loans, Inc.

Master Servicer:           Countrywide Home Loans Servicing LP.

Primary Servicer:          As of the Closing  Date, it is expected that
                           Countrywide Home Loans Servicing LP will service all of the Mortgage Loans.

Lead Underwriter:          Countrywide Securities Corporation.

Trustee:                   The Bank of New York.

Rating Agencies:           Two of the agencies, Moody's, Standard & Poor's or
                           Fitch, are expected to provide ratings on the Class
                           1-A-1, Class 1-A-2A, Class 1-A-2B, Class 1-A-3A,
                           Class 1-A-3B, Class 1-A-3C, Class 1-A-X, Class
                           2-A-1, Class 2-A-2A, Class 2-A-2B, Class 2-A-3A,
                           Class 2-A-3B, Class 2-A-3C and Class 2-A-X
                           Certificates. At least one of the agencies, Moody's, Standard and Poor's or Fitch, is expected to provide ratings on the Class M, Class B-1, Class
                           B-2, Class B-3 and Class B-4 Certificates. The
                           Class B-5 Certificates will not be rated.

Cut-off Date:              August 1, 2005.

Sample Pool
Calculation Date:          August 1, 2005.

Closing Date:              On or about August 30, 2005.

Pricing Date:              On or about August 10, 2005.

Settlement Date:           On or about August 30, 2005.

Distribution Date:         The 25th day of each month (or if such a business
                           day is not a business day the next succeeding business day), commencing in September 2005.

Certificates:              The "Senior Certificates" will consist of (i) the
                           Class 1-A-1, Class 1-A-2A, Class 1-A-2B, Class
                           1-A-3A, Class 1-A-3B, Class 1-A-3C and Class 1-A-X
                           Certificates (collectively, the "Group I
                           Certificates") and (ii) the Class 2-A-1, Class
                           2-A-2A, Class 2-A-2B, Class 2-A-3A, Class 2-A-3B,
                           Class 2-A-3C and Class 2-A-X Certificates
                           (collectively, the "Group II Certificates"). The
                           Class 1-A-X Certificates will consist of two interest only components and two principal only components. The Class 2-A-X Certificates will consist of two interest only components and two principal only components. The "Class A
                           Certificates" will consist of the Class 1-A-1, Class 1-A-2A, Class 1-A-2B, Class 1-A-3A, Class
                           1-A-3B and Class 1-A-3C Certificates (collectively, the "Class 1-A Certificates") and the Class 2-A-1,
                           Class 2-A-2A, Class 2-A-2B, Class 2-A-3A, Class
                           2-A-3B and Class 2-A-3C Certificates (collectively, the "Class 2-A Certificates"). The "Class X
                           Certificates" will consist of the Class 1-A-X and Class 2-A-X Certificates.

                           The "Subordinate Certificates" will consist of the Class M, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates. The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the "Certificates." Only the Senior


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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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[Logo Omitted] Countrywide(R)
SECURITIES CORPORATION                              Computational Materials for
A Countrywide Capital Markets Company            Alternative Loan Trust 2005-44
-------------------------------------------------------------------------------



                           Certificates and the Class M, Class B-1 and Class B-2 Certificates (collectively, the "Offered Certificates") are being offered publicly.

                           The Group I Certificates will receive principal and interest from Loan Group 1 (collectively, the "Group 1 Mortgage Loans"). The Group II Certificates will receive principal and interest from Loan Group 2 (collectively, the "Group 2 Mortgage Loans"). The Subordinate Certificates may receive principal and interest from either Loan Group.

Registration:              The Offered Certificates will be made available in
                           book-entry form through DTC.

Federal Tax Treatment:     It is anticipated that the Offered Certificates will
                           be treated as REMIC regular interests for tax purposes.

ERISA Eligibility:         The Offered Certificates are expected to be
                           eligible for purchase by or with assets of employee benefit plans and other plans and arrangements that are subject to Title I of ERISA or Section 4975 of the Internal Revenue Code, subject to certain conditions. Prospective investors should review with their legal advisors whether the purchase and holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA Treatment:           The Senior Certificates and the Class M Certificates
                           are expected to constitute "mortgage related securities" for purposes of SMMEA.

Optional Termination:      The terms of the transaction allow the Master
                           Servicer to purchase all remaining assets of the trust fund which may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date. This purchase would result in a termination of the Certificates and occurs on the "Call Date".

Mortgage Loans:            The  aggregate principal balance of the Mortgage
                           Loans as of the Cut-off Date is expected to be approximately $800,000,000. All of the Mortgage
                           Loans will be comprised of adjustable rate, negative amortization mortgage loans that accrue interest at a mortgage rate which adjusts monthly
                           (after the initial fixed rate period, if applicable) based the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year ("MTA") and monthly on the one-month LIBOR index.

                           The mortgage rates on the Mortgage Loans are fixed for the first one to three months following their first payment dates (and the related mortgage rate during such time period will be less than the related mortgage index plus the applicable margin) and then they adjust monthly. However, the monthly payment amount is subject to an adjustment on a date specified in the mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the monthly payment will not increase by an amount that is more than 7.50% of the current monthly payment, (ii) as of the fifth payment adjustment date and on the same day every five years thereafter and on the last payment adjustment date, the monthly payment will be recast without regard to the limitation in clause (i) above and (iii) if the unpaid principal balance exceeds a percentage (either 110% or 115%) of the original principal balance due to deferred interest (the "Negative Amortization Limit"), the monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance over the remaining term to maturity.



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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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[Logo Omitted] Countrywide(R)
SECURITIES CORPORATION                              Computational Materials for
A Countrywide Capital Markets Company            Alternative Loan Trust 2005-44
-------------------------------------------------------------------------------



                           Negative amortization on a Mortgage Loan will occur when the monthly payment made by the borrower is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, "Deferred Interest"). The amount of the Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.

                           The Stipulation Sheet included in these
                           Computational Materials as Appendix A contains information that is intended to be generally representative of the final pool of Mortgage Loans expected to be delivered to the trust on the Closing Date, subject to a permitted variance of approximately +/-10% with respect to each of the characteristics of the Mortgage Loans. The statistical distribution of the characteristics of the pool of Mortgage Loans delivered to the trust on the Closing Date will be different than the characteristics provided on the Stipulation Sheet, and you should refer to the prospectus supplement which will contain information regarding the characteristics of the Mortgage Loans as of the Cut-off Date.

Group 1
Mortgage Loans:            The aggregate principal balance of the Group 1
                           Mortgage Loans as of the Cut-Off Date is expected to be approximately $500,000,000. The Group 1
                           Mortgage Loans are adjustable rate, negative amortization loans that will adjust monthly based on the MTA Index.

Group 2
Mortgage Loans:            The aggregate principal balance of the Group 2
                           Mortgage Loans as of the Cut-Off Date is expected to be approximately $300,000,000. The Group 2
                           Mortgage Loans are adjustable rate, negative amortization loans that will adjust monthly based on the one-month LIBOR Index.


Pricing Prepayment
Speed: The Offered Certificates will be priced to a prepayment speed of 25% CPR.

Expense Fee Rate:          The "Expense Fee Rate" is comprised of master
                           servicing fees, lender paid mortgage insurance premiums and the trustee fee, each, as applicable.
                           As of the Sample Pool Calculation Date, the weighted average Expense Fee Rate with respect to any period is expected to be approximately 0.385%.

Net WAC: The "Net WAC" will be equal to the weighted average gross interest rate on the related Mortgage Loans less the weighted average Expense Fee Rate for such Loan Group.

Net WAC Cap:               The "Net WAC Cap", with respect to the Class 1-A and
                           Class 2-A Certificates, equals the Net WAC of the
                           Mortgage Loans in the related Loan Group as of the first day of the calendar month proceeding the month in which the Distribution Date occurs, adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis.

                           The "Net WAC Cap" with respect to the Subordinate Certificates equals the weighted average of the Net WAC Caps of the Class 1-A and Class 2-A Certificates (weighted in proportion to the results of subtracting from the aggregate principal balance of the Mortgage Loans of each Loan Group the aggregate principal balance of the related Senior Certificates) adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis.



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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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[Logo Omitted] Countrywide(R)
SECURITIES CORPORATION                              Computational Materials for
A Countrywide Capital Markets Company            Alternative Loan Trust 2005-44
-------------------------------------------------------------------------------



Carryover Shortfall
Amount: On any Distribution Date, the "Carryover Shortfall Amount" for the Class 1-A and Class 2-A Certificates and the Subordinate Certificates is an amount equal to the sum of (i) the excess of (a) interest accrued at LIBOR plus the related margin for such Class (without first giving effect to the related Net WAC Cap) up to but not to exceed [11.00]% per annum over (b) the actual amount of interest such Class is entitled to receive on such Distribution Date based on the related Certificate Interest Rate and (ii) in the case of the Class 1-A, Class 2-A, Class M, Class B-1 and Class B-2 Certificates, the unpaid portion of any such excess from previous Distribution Dates (and interest accrued thereon at the related Certificate Interest Rate for such Class without giving effect to the related Net WAC Cap (up to a rate of [11.00]% per annum)).

                           On each Distribution Date, amounts payable as interest on the interest only component of the Class X Certificates related to the Class 1-A and Class 2-A Certificates will be used to pay the Class 1-A and Class 2-A Certificates, respectively, any Carryover Shortfall Amounts related to such Classes of Certificates which amounts shall be allocated among the applicable Classes pro rata based on their respective Carryover Shortfall Amounts. On each Distribution Date, amounts payable as interest on the interest only components of the Class X Certificates related to the Subordinate Certificates will be used to pay the Class M, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates, in sequential order, any Carryover Shortfall Amounts related to such Classes of Certificates.

Accrued Interest:          The Class 1-A, Class 2-A and Subordinate Certificates
                           will settle flat. The price to be paid for the Class X Certificates by investors who elect to settle bonds on the Settlement Date will include accrued interest from the Cut-off Date up to, but not including, the Settlement Date. Investors settling Offered Certificates on alternate dates may pay more or less accrued interest, as applicable.

Interest Accrual Period:   The interest accrual period with respect to the Class
                           X Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).
                           The interest accrual period with respect to the Class 1-A, Class 2-A Certificates and the
                           Subordinate Certificates will be the period from the prior Distribution Date (or the Closing Date in the case of the first Distribution Date) to the day prior to the current Distribution Date (on an actual/360 basis).

Net Deferred Interest:     The "Net Deferred Interest" for  a Loan Group and
                           Distribution Date is the greater of (a) the excess of Deferred Interest on the Mortgage Loans in that Loan Group for the related due period over all voluntary principal prepayments on the Mortgage
                           Loans in that Loan Group during the prepayment period related to such Distribution Date and subsequent recoveries on the Mortgage Loans in that Loan Group during the prior calendar month and (b) zero.

                           On each Distribution Date, the Senior Percentage of the Net Deferred Interest for a loan group will be allocated to the related Senior Certificates and the Subordinated Percentage of the Net Deferred Interest for that loan group will be allocated to the Subordinate Certificates. The amount of Net Deferred Interest allocated to any particular class of certificates will be an amount equal to the excess, if any, for each such class of (i) the amount of interest that accrued on such class of certificates or its related interest only component(s) at its respective pass-through rate during the interest accrual period related to that Distribution Date over (ii) the amount of current interest that would have accrued had the pass-through rate for such class of certificates or its related interest only component(s)
------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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SECURITIES CORPORATION                              Computational Materials for
A Countrywide Capital Markets Company            Alternative Loan Trust 2005-44
-------------------------------------------------------------------------------



                           equaled the related Adjusted Cap Rate for such class or its related interest only component(s) and Distribution Date. The amount of current interest distributable to a Class of Certificates (or an interest only component thereof) will be reduced by the amount of Net Deferred Interest allocated to such class of certificates (or an interest only component thereof). The amount of Net Deferred Interest allocated to a class of certificates will be added to the Class Certificate Balance of such class of certificates, except that in the case of the Class 1-A-X and Class 2-A-X Certificates, the amount of Net Deferred Interest for a loan group allocated to the interest only components of the Class 1-A-X and Class 2-A-X Certificates will be added to the Component Principal Balance of the related principal only components of the Class 1-A-X and Class 2-A-X Certificates, respectively.

                           The "Adjusted Cap Rate" for the Class 1-A
                           Certificates for any Distribution Date will equal the excess, if any, of the related Net WAC Cap for such Distribution Date, over a fraction expressed as a percentage, the numerator of which is equal to the product of (i) a fraction, the numerator of which is 360 and the denominator of which is the actual number of days in the related interest accrual period and (ii) the amount of Net Deferred Interest for the Mortgage Loans in Loan Group 1 for that Distribution Date, and the denominator of which is the aggregate principal balance of the Mortgage Loans in Loan Group 1 at the end of the prepayment period related to the immediately preceding Distribution Date.

                           The "Adjusted Cap Rate" for the Class 2-A
                           Certificates for any Distribution Date will equal the excess, if any, of the related Net WAC Cap for such Distribution Date, over a fraction expressed as a percentage, the numerator of which is equal to the product of (i) a fraction, the numerator of which is 360 and the denominator of which is the actual number of days in the related interest accrual period and (ii) the amount of Net Deferred Interest for the Mortgage Loans in Loan Group 2 for that Distribution Date, and the denominator of which is the aggregate principal balance of the Mortgage Loans in Loan Group 2 at the end of the prepayment period related to the immediately preceding Distribution Date.

                           The "Adjusted Cap Rate" for the Subordinate
                           Certificates for any Distribution Date will equal the excess, if any, of the related Net WAC Cap for such Distribution Date, over a fraction expressed as a percentage, the numerator of which is equal to the product of (i) a fraction, the numerator of which is 360 and the denominator of which is the actual number of days in the related interest accrual period and (ii) the amount of Net Deferred Interest for the Mortgage Loans for that Distribution Date, and the denominator of which is the aggregate principal balance of the Mortgage Loans at the end of the prepayment period related to the immediately preceding Distribution Date.

                           The "Adjusted Cap Rate" for the interest only component of the Class 1-A-X Certificates related to the Class 1-A Certificates and the interest only component of the Class 2-A-X Certificates related to the Class 2-A Certificates for any Distribution Date will equal the pass-through rate for such interest only components computed for this purpose by (A) reducing the Net WAC of the Mortgage Loans in the related loan group by a per annum rate equal to (i) the product of (a) the Net Deferred Interest for the Mortgage Loans in the related loan group for such Distribution Date, and (b) 12, divided by
                           (ii) the aggregate principal balance of the Mortgage Loans in the related loan group as of the first day of the month prior to such Distribution Date and (B) computing the pass-through rate of the Class 1-A and Class 2-A Certificates, respectively, by substituting "Adjusted Cap Rate" for "Net WAC Cap" in the calculation thereof.


------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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SECURITIES CORPORATION                              Computational Materials for
A Countrywide Capital Markets Company            Alternative Loan Trust 2005-44
-------------------------------------------------------------------------------


                           The "Adjusted Cap Rate" for the interest only component of the Class 1-A-X Certificates related to the Subordinate Certificates and the interest only component of the Class 2-A-X Certificates related to the Subordinate Certificates for any Distribution Date will equal the pass-through rate for such interest only components computed for this purpose by (A) reducing the Net WAC of the Mortgage Loans in each loan group by a per annum rate equal to: (i) the product of (a) the Net Deferred Interest for the Mortgage Loans in such loan group for such Distribution Date, and (b) 12, divided by
                           (ii) the aggregate principal balance of the Mortgage Loans in such loan group as of the first day of the month prior to such Distribution Date and (B) computing the pass-through rate of the Subordinate Certificates by substituting "Adjusted Cap Rate" for "Net WAC Cap" in the calculation thereof.

Net Prepayments:           For any Distribution Date and any Loan Group, the
                           excess, if any, of (i) voluntary principal prepayments on the related Mortgage Loans during the prepayment period related to such Distribution
                           Date and subsequent recoveries on the related
                           Mortgage Loans during the prior calendar month, over (ii) the aggregate amount of Deferred Interest accrued on the related Mortgage Loans during the prior calendar month.

Credit Enhancement:        Senior/subordinate, shifting interest structure. The
                           credit enhancement information shown below is subject to final rating agency approval and is subject to change based on such approval. The structuring assumptions contained herein assume
                           [10.00]% subordination below the Senior
                           Certificates as of the Cut-off Date.

                           Credit enhancement for the Senior Certificates will consist of the subordination of the Class M, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates.

                           Credit enhancement for the Class M Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates.

                           Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4 and Class B-5 Certificates.

                           Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3, Class B-4 and Class B-5 Certificates.

                           Credit enhancement for the Class B-3 Certificates will consist of the subordination of the Class B-4 and Class B-5 Certificates.

                           Credit enhancement for the Class B-4 Certificates will consist of the subordination of the Class B-5 Certificates.





------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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SECURITIES CORPORATION                              Computational Materials for
A Countrywide Capital Markets Company            Alternative Loan Trust 2005-44
-------------------------------------------------------------------------------


Shifting Interest:         Until the first Distribution Date occurring on or
                           after September 2015, the Subordinate Certificates will be locked out from receipt of any Net
                           Prepayments (unless the related Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below).
                           After such time and subject to standard collateral performance and cross-collateralization triggers
                           (as described in the prospectus supplement), the Subordinate Certificates will receive increasing portions of Net Prepayments. The prepayment percentages on the Subordinate Certificates are as follows:

                         September 2005 - August 2015     0% Pro Rata Share
                         September 2015 - August 2016     30% Pro Rata Share
                         September 2016 - August 2017     40% Pro Rata Share
                         September 2017 - August 2018     60% Pro Rata Share
                         September 2018 - August 2019     80% Pro Rata Share
                         September 2019 and after         100% Pro Rata Share

                           Notwithstanding the foregoing, if the credit enhancement percentage provided to the Senior Certificates by the Subordinate Certificates doubles (from the initial credit enhancement percentage), Net Prepayments will be paid pro-rata between the Senior and Subordinate Certificates (subject to the collateral performance and cross-collateralization triggers described in the prospectus supplement). However, if the credit enhancement percentage provided by the Subordinate Certificates has doubled (i) on or prior to the August 2008 Distribution Date (subject to the collateral performance and cross-collateralization triggers described in the prospectus supplement), the Subordinate Certificates will be entitled to only 50% of their pro-rata share of Net Prepayments or (ii) after the August 2008 Distribution Date, the Subordinate Certificates will be entitled to 100% of their pro rata share of Net Prepayments.

                           Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current senior percentage of a certificate group (i.e., the then current aggregate principal balance of the Class 1-A or Class 2-A Certificates, as applicable, divided by the aggregate principal balance of the mortgage loans in the related Loan Group) exceeds the applicable initial senior percentage (i.e., the aggregate principal balance of the Class 1-A or Class 2-A Certificates, as applicable, as of the Settlement Date, divided by the aggregate principal balance of the mortgage loans in the related Loan Group as of the Cut-off Date), the related Senior Certificates will receive all Net Prepayments from the related Loan Groups.

Allocation of
Losses: Any realized losses on the Mortgage Loans in a Loan Group will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case, until the respective class principal balance has been reduced to zero; thereafter, pro rata to the related Senior Certificates (other than the interest only components of the Class X Certificates); provided, however that (a) any realized losses on the related Mortgage Loans that would have been allocable to the Class 1-A-1, Class 1-A-2A and Class 1-A-2B Certificates will be allocated pro-rata to the Class 1-A-3A, Class 1-A-3B and Class 1-A-3C Certificates until their respective class principal balances have been reduced to zero, and thereafter, any realized losses on the related Mortgage Loans that would have been allocable to the Class 1-A-1 Certificates will be allocated pro-rata to the Class 1-A-2A and Class 1-A-2B Certificates until their respective class principal balances


------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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SECURITIES CORPORATION                              Computational Materials for
A Countrywide Capital Markets Company            Alternative Loan Trust 2005-44
-------------------------------------------------------------------------------


                           have been reduced to zero; and (b) any realized losses on the related Mortgage Loans that would have been allocable to the Class 2-A-1, Class 2-A-2A and Class 2-A-2B Certificates will be allocated pro-rata to the Class 2-A-3A, Class 2-A-3B and Class 2-A-3C Certificates until their respective class principal balances have been reduced to zero, and thereafter, any realized losses on the related Mortgage Loans that would have been allocable to the Class 2-A-1 Certificates will be allocated pro-rata to the Class 2-A-2A and Class 2-A-2B Certificates until their respective class principal balances have been reduced to zero.

Yield Maintenance
Agreements:                On the Closing Date, the Trustee will enter into
                           three "Yield Maintenance Agreemenst", or "YMAs", with a counterparty (the "Counterparty") for the benefit of the Class 1-A and Class 2-A Certificates and the Subordinate Certificates as applicable. The notional balance of a YMA for any Distribution Date is equal to the lesser of (i) the notional balance as set forth in the applicable schedule below and
                           (ii) the aggregate principal balance of the related
                           Certificates on the day prior to such Distribution
                           Date. The Counterparty will be obligated to make monthly payments to the Trustee when one-month
                           LIBOR exceeds the specified strike rate. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds [10.50]%.
                           The Yield Maintenance Agreements will terminate after the Distribution Date in December 2013. Any payments received from the related Yield
                           Maintenance Agreement will be used to pay Carryover
                           Shortfall Amounts on the Class 1-A and Class 2-A
                           Certificates and the Subordinate Certificates provided that payments will be allocated pro rata based on the Carryover Shortfall Amounts for the related classes of Certificates.

Certificates Priority
of Distributions:          Available funds from the Mortgage Loans will be
                           distributed in the following order of priority:

                              1)   To the Senior Certificates, from the
                                   related Loan Groups, accrued and unpaid
                                   interest at the related Certificate
                                   Interest Rate, provided however, that any interest otherwise distributable with respect to the Class 1-A-X and Class 2-A-X Certificates (after giving effect to the amount of any Net Deferred Interest allocable to the interest only components of the Class 1-A-X and Class 2-A-X Certificates) will be reduced to the extent needed to pay any related Carryover Shortfall Amounts remaining after the application of amounts paid by the Counterparty under the related Yield Maintenance Agreement, if any;

                              2)

                                   (a)  From the Mortgage Loans in Loan Group
                                        1, principal, concurrently and on a
                                        pro rata basis based on (x) the Class
                                        Certificate Balance of the Class 1-A-1
                                        Certificates and the principal
                                        balances of the principal only
                                        components of the Class 1-A-X
                                        Certificates, (y) the aggregate Class
                                        Certificate Balance of the Class
                                        1-A-2A and Class 1-A-2B Certificates,
                                        and (z) the aggregate Class
                                        Certificate Balance of the Class
                                        1-A-3A, Class 1-A-3B and Class 1-A-3C
                                        Certificates:
                                        a.   concurrently and on a pro rata
                                             basis, to the Class 1-A-1
                                             Certificates and the principal
                                             only components of the Class
                                             1-A-X Certificates,
                                        b.   sequentially, to the Class 1-A-2A
                                             and Class 1-A-2B Certificates,
                                             and
                                        c.   sequentially, to the Class
                                             1-A-3A, Class 1-A-3B and Class
                                             1-A-3C Certificates;
                                   (b)  From the Mortgage Loans in Loan Group
                                        2, principal, concurrently and on a
                                        pro rata basis based on (x) the Class
                                        Certificate Balance of the Class 2-A-1
                                        Certificates and the principal
                                        balances of the principal only
                                        components of the

------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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SECURITIES CORPORATION                              Computational Materials for
A Countrywide Capital Markets Company            Alternative Loan Trust 2005-44
-------------------------------------------------------------------------------


                                        Class 2-A-X Certificates, (y) the
                                        aggregate Class Certificate Balance of
                                        the Class 2-A-2A and Class 2-A-2B
                                        Certificates and (z) the aggregate
                                        Class Certificate Balance of the Class
                                        2-A-3A, Class 2-A-3B and Class 2-A-3C
                                        Certificates:

                                        a.   concurrently and on a pro rata
                                             basis, to the Class 2-A-1
                                             Certificates and the principal
                                             only components of the Class
                                             2-A-X Certificates;
                                        b.   sequentially, to the Class 2-A-2A
                                             and Class 2-A-2B Certificates,
                                             and
                                        c.   sequentially, to the Class
                                             2-A-3A, Class 2-A-3B and Class
                                             2-A-3C Certificates;
                              3) To the Class M Certificates, accrued and unpaid interest at the Class M Certificate Interest Rate;
                              4)   To the Class M Certificates, principal;
                              5) To the Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate;
                              6)   To the Class B-1 Certificates, principal;
                              7) To the Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;
                              8)   To the Class B-2 Certificates, principal;
                              9) To the Class B-3, Class B-4 and Class B-5 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal; and
                              10) To the Residual Certificate, any remaining amount.

                                   Under certain circumstances (as described in the prospectus supplement), funds from a Loan Group may be used to pay the Senior Certificates related to the other Loan Group.

------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[Logo Omitted] Countrywide(R)
SECURITIES CORPORATION                              Computational Materials for
A Countrywide Capital Markets Company            Alternative Loan Trust 2005-44
-------------------------------------------------------------------------------


                             Discount Margin (bps)
                             ---------------------


 Class 1-A-1 to Call
 ------------------------------------------------------------------------------
      Margin               34 bps
 ------------------------------------------------------------------------------
 Prepay Speed              5% CPR    10% CPR    25% CPR    35% CPR    45% CPR

 ==============================================================================
   DM @ 100-00               34         34         34         34         34
 ==============================================================================
  WAL (yr)                  11.98      7.44       2.98       1.97       1.40
  MDUR (yr)                 8.82       5.98       2.69       1.84       1.33
  First Prin Pay           Sep-05     Sep-05     Sep-05     Sep-05     Sep-05
  Last Prin Pay            Jul-30     Dec-23     Aug-13     Feb-11     Aug-09
 ------------------------------------------------------------------------------

 Class 1-A-1 to Maturity
 ------------------------------------------------------------------------------
   Margin                  34 bps
 ------------------------------------------------------------------------------
 Prepay Speed              5% CPR    10% CPR    25% CPR    35% CPR    45% CPR

 ==============================================================================
   DM @ 100-00               34         35         36         36         36
 ==============================================================================
  WAL (yr)                  12.20      7.82       3.25       2.14       1.52
  MDUR (yr)                 8.90       6.15       2.88       1.97       1.43
  First Prin Pay           Sep-05     Sep-05     Sep-05     Sep-05     Sep-05
  Last Prin Pay            Aug-35     Aug-35     Aug-35     Aug-35     Aug-35
 ------------------------------------------------------------------------------



 Class 1-A-2A to Call
 ------------------------------------------------------------------------------
      Margin               29 bps
 ------------------------------------------------------------------------------
 Prepay Speed              5% CPR    10% CPR    25% CPR    35% CPR    45% CPR

 ==============================================================================
   DM @ 100-00               29         29         29         29         29
 ==============================================================================
  WAL (yr)                  7.59       4.13       1.50       0.99       0.72
  MDUR (yr)                 6.28       3.69       1.43       0.96       0.70
  First Prin Pay           Sep-05     Sep-05     Sep-05     Sep-05     Sep-05
  Last Prin Pay            May-21     Jan-15     Apr-09     Jan-08     May-07
 ------------------------------------------------------------------------------

 Class 1-A-2A to Maturity
 ------------------------------------------------------------------------------
   Margin                  29 bps
 ------------------------------------------------------------------------------
 Prepay Speed              5% CPR    10% CPR    25% CPR    35% CPR    45% CPR

 ==============================================================================
   DM @ 100-00               29         29         29         29         29
 ==============================================================================
  WAL (yr)                  7.59       4.13       1.50       0.99       0.72
  MDUR (yr)                 6.28       3.69       1.43       0.96       0.70
  First Prin Pay           Sep-05     Sep-05     Sep-05     Sep-05     Sep-05
  Last Prin Pay            May-21     Jan-15     Apr-09     Jan-08     May-07
 ------------------------------------------------------------------------------




------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[Logo Omitted] Countrywide(R)
SECURITIES CORPORATION                              Computational Materials for
A Countrywide Capital Markets Company            Alternative Loan Trust 2005-44
-------------------------------------------------------------------------------




                             Discount Margin (bps)
                             ---------------------


Class 1-A-2B to Call
-------------------------------------------------------------------------------
     Margin                45 bps
-------------------------------------------------------------------------------
Prepay Speed               5% CPR    10% CPR    25% CPR    35% CPR    45% CPR

===============================================================================
  DM @ 100-00                45         45         45         45         45
===============================================================================
 WAL (yr)                   21.37     14.52       6.14       4.05       2.86
 MDUR (yr)                  14.13     10.81       5.37       3.70       2.68
 First Prin Pay            May-21     Jan-15     Apr-09     Jan-08     May-07
 Last Prin Pay             Jul-30     Dec-23     Aug-13     Feb-11     Aug-09
-------------------------------------------------------------------------------

Class 1-A-2B to Maturity
-------------------------------------------------------------------------------
  Margin                   45 bps
-------------------------------------------------------------------------------
Prepay Speed               5% CPR    10% CPR    25% CPR    35% CPR    45% CPR

===============================================================================
  DM @ 100-00                46         47         49         49         49
===============================================================================
 WAL (yr)                   22.07     15.73       7.00       4.61       3.23
 MDUR (yr)                  14.37     11.32       5.93       4.11       2.97
 First Prin Pay            May-21     Jan-15     Apr-09     Jan-08     May-07
 Last Prin Pay             Aug-35     Aug-35     Aug-35     Aug-35     Aug-35
-------------------------------------------------------------------------------



Class 1-A-3A to Call
-------------------------------------------------------------------------------
     Margin                20 bps
-------------------------------------------------------------------------------
Prepay Speed               5% CPR    10% CPR    25% CPR    35% CPR    45% CPR

===============================================================================
  DM @ 100-00                20         20         20         20         20
===============================================================================
 WAL (yr)                   4.71       2.32       0.80       0.53       0.39
 MDUR (yr)                  4.19       2.18       0.78       0.53       0.39
 First Prin Pay            Sep-05     Sep-05     Sep-05     Sep-05     Sep-05
 Last Prin Pay             Jun-14     Jul-10     May-07     Oct-06     Jun-06
-------------------------------------------------------------------------------

Class 1-A-3A to Maturity
-------------------------------------------------------------------------------
  Margin                   20 bps
-------------------------------------------------------------------------------
Prepay Speed               5% CPR    10% CPR    25% CPR    35% CPR    45% CPR

===============================================================================
  DM @ 100-00                20         20         20         20         20
===============================================================================
 WAL (yr)                   4.71       2.32       0.80       0.53       0.39
 MDUR (yr)                  4.19       2.18       0.78       0.53       0.39
 First Prin Pay            Sep-05     Sep-05     Sep-05     Sep-05     Sep-05
 Last Prin Pay             Jun-14     Jul-10     May-07     Oct-06     Jun-06
-------------------------------------------------------------------------------

------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[Logo Omitted] Countrywide(R)
SECURITIES CORPORATION                              Computational Materials for
A Countrywide Capital Markets Company            Alternative Loan Trust 2005-44
-------------------------------------------------------------------------------





                             Discount Margin (bps)
                             ---------------------


Class 1-A-3B to Call
-------------------------------------------------------------------------------
     Margin                42 bps
-------------------------------------------------------------------------------
Prepay Speed               5% CPR    10% CPR    25% CPR    35% CPR    45% CPR

===============================================================================
  DM @ 100-00                42         42         42         42         42
===============================================================================
 WAL (yr)                   12.08      6.95       2.60       1.71       1.23
 MDUR (yr)                  9.47       6.01       2.45       1.64       1.19
 First Prin Pay            Jun-14     Jul-10     May-07     Oct-06     Jun-06
 Last Prin Pay             Aug-21     Mar-15     Jun-09     Jan-08     May-07
-------------------------------------------------------------------------------

Class 1-A-3B to Maturity
-------------------------------------------------------------------------------
  Margin                   42 bps
-------------------------------------------------------------------------------
Prepay Speed               5% CPR    10% CPR    25% CPR    35% CPR    45% CPR

===============================================================================
  DM @ 100-00                42         42         42         42         42
===============================================================================
 WAL (yr)                   12.08      6.95       2.60       1.71       1.23
 MDUR (yr)                  9.47       6.01       2.45       1.64       1.19
 First Prin Pay            Jun-14     Jul-10     May-07     Oct-06     Jun-06
 Last Prin Pay             Aug-21     Mar-15     Jun-09     Jan-08     May-07
-------------------------------------------------------------------------------



Class 1-A-3C to Call
-------------------------------------------------------------------------------
     Margin                51 bps
-------------------------------------------------------------------------------
Prepay Speed               5% CPR    10% CPR    25% CPR    35% CPR    45% CPR

===============================================================================
  DM @ 100-00                51         51         51         51         51
===============================================================================
 WAL (yr)                   21.54     14.67       6.21       4.10       2.89
 MDUR (yr)                  14.12     10.85       5.42       3.73       2.71
 First Prin Pay            Aug-21     Mar-15     Jun-09     Jan-08     May-07
 Last Prin Pay             Jul-30     Dec-23     Aug-13     Feb-11     Aug-09
-------------------------------------------------------------------------------

Class 1-A-3C to Maturity
-------------------------------------------------------------------------------
  Margin                   51 bps
-------------------------------------------------------------------------------
Prepay Speed               5% CPR    10% CPR    25% CPR    35% CPR    45% CPR

===============================================================================
  DM @ 100-00                52         53         56         56         56
===============================================================================
 WAL (yr)                   22.26     15.92       7.10       4.67       3.28
 MDUR (yr)                  14.37     11.37       5.99       4.16       3.01
 First Prin Pay            Aug-21     Mar-15     Jun-09     Jan-08     May-07
 Last Prin Pay             Aug-35     Aug-35     Aug-35     Aug-35     Aug-35
-------------------------------------------------------------------------------



------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[Logo Omitted] Countrywide(R)
SECURITIES CORPORATION                              Computational Materials for
A Countrywide Capital Markets Company            Alternative Loan Trust 2005-44
-------------------------------------------------------------------------------





                             Discount Margin (bps)
                             ---------------------


Class 2-A-1 to Call
-------------------------------------------------------------------------------
     Margin                31 bps
-------------------------------------------------------------------------------
Prepay Speed               5% CPR    10% CPR    25% CPR    35% CPR    45% CPR

===============================================================================
 Yield @ 100-00              31         31         31         31         31
===============================================================================
 WAL (yr)                   12.08      7.46       2.97       1.96       1.40
 MDUR (yr)                  8.89       6.00       2.69       1.83       1.33
 First Prin Pay            Sep-05     Sep-05     Sep-05     Sep-05     Sep-05
 Last Prin Pay             Jul-30     Dec-23     Aug-13     Feb-11     Aug-09
-------------------------------------------------------------------------------

Class 2-A-1 to Maturity
-------------------------------------------------------------------------------
  Margin                   31 bps
-------------------------------------------------------------------------------
Prepay Speed               5% CPR    10% CPR    25% CPR    35% CPR    45% CPR

===============================================================================
  Yield @ 102-00             31         32         33         33         33
===============================================================================
 WAL (yr)                   12.32      7.86       3.25       2.14       1.51
 MDUR (yr)                  8.98       6.18       2.87       1.97       1.42
 First Prin Pay            Sep-05     Sep-05     Sep-05     Sep-05     Sep-05
 Last Prin Pay             Aug-35     Aug-35     Aug-35     Aug-35     Aug-35
-------------------------------------------------------------------------------



Class 2-A-2A to Call
-------------------------------------------------------------------------------
     Margin                29 bps
-------------------------------------------------------------------------------
Prepay Speed               5% CPR    10% CPR    25% CPR    35% CPR    45% CPR

===============================================================================
  Yield @ 100-00             29         29         29         29         29
===============================================================================
 WAL (yr)                   7.68       4.14       1.50       0.99       0.72
 MDUR (yr)                  6.34       3.70       1.44       0.96       0.70
 First Prin Pay            Sep-05     Sep-05     Sep-05     Sep-05     Sep-05
 Last Prin Pay             Sep-21     Mar-15     May-09     Jan-08     May-07
-------------------------------------------------------------------------------

Class 2-A-2A to Maturity
-------------------------------------------------------------------------------
  Margin                   29 bps
-------------------------------------------------------------------------------
Prepay Speed               5% CPR    10% CPR    25% CPR    35% CPR    45% CPR

===============================================================================
  Yield @ 101-21             29         29         29         29         29
===============================================================================
 WAL (yr)                   7.68       4.14       1.50       0.99       0.72
 MDUR (yr)                  6.34       3.70       1.44       0.96       0.70
 First Prin Pay            Sep-05     Sep-05     Sep-05     Sep-05     Sep-05
 Last Prin Pay             Sep-21     Mar-15     May-09     Jan-08     May-07
-------------------------------------------------------------------------------


------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[Logo Omitted] Countrywide(R)
SECURITIES CORPORATION                              Computational Materials for
A Countrywide Capital Markets Company            Alternative Loan Trust 2005-44
-------------------------------------------------------------------------------




                             Discount Margin (bps)
                             ---------------------


Class 2-A-2B to Call
-------------------------------------------------------------------------------
     Margin                45 bps
-------------------------------------------------------------------------------
Prepay Speed               5% CPR    10% CPR    25% CPR    35% CPR    45% CPR

===============================================================================
 Yield @ 100-00              45         45         45         45         45
===============================================================================
 WAL (yr)                   21.63     14.67       6.16       4.06       2.87
 MDUR (yr)                  14.24     10.89       5.39       3.70       2.68
 First Prin Pay            Sep-21     Mar-15     May-09     Jan-08     May-07
 Last Prin Pay             Jul-30     Dec-23     Aug-13     Feb-11     Aug-09
-------------------------------------------------------------------------------

Class 2-A-2B to Maturity
-------------------------------------------------------------------------------
  Margin                   45 bps
-------------------------------------------------------------------------------
Prepay Speed               5% CPR    10% CPR    25% CPR    35% CPR    45% CPR

===============================================================================
  Yield @ 100-00             46         47         49         50         49
===============================================================================
 WAL (yr)                   22.37     15.94       7.04       4.63       3.24
 MDUR (yr)                  14.50     11.43       5.96       4.12       2.98
 First Prin Pay            Sep-21     Mar-15     May-09     Jan-08     May-07
 Last Prin Pay             Aug-35     Aug-35     Aug-35     Aug-35     Aug-35
-------------------------------------------------------------------------------



Class 2-A-3A to Call
-------------------------------------------------------------------------------
     Margin                20 bps
-------------------------------------------------------------------------------
Prepay Speed               5% CPR    10% CPR    25% CPR    35% CPR    45% CPR

===============================================================================
  Yield @ 100-00             20         20         20         20         20
===============================================================================
 WAL (yr)                   4.72       2.31       0.80       0.54       0.39
 MDUR (yr)                  4.20       2.17       0.78       0.53       0.39
 First Prin Pay            Sep-05     Sep-05     Sep-05     Sep-05     Sep-05
 Last Prin Pay             Jul-14     Aug-10     May-07     Oct-06     Jun-06
-------------------------------------------------------------------------------

Class 2-A-3A to Maturity
-------------------------------------------------------------------------------
  Margin                   20 bps
-------------------------------------------------------------------------------
Prepay Speed               5% CPR    10% CPR    25% CPR    35% CPR    45% CPR

===============================================================================
  Yield @ 100-00             20         20         20         20         20
===============================================================================
 WAL (yr)                   4.72       2.31       0.80       0.54       0.39
 MDUR (yr)                  4.20       2.17       0.78       0.53       0.39
 First Prin Pay            Sep-05     Sep-05     Sep-05     Sep-05     Sep-05
 Last Prin Pay             Jul-14     Aug-10     May-07     Oct-06     Jun-06
-------------------------------------------------------------------------------

------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[Logo Omitted] Countrywide(R)
SECURITIES CORPORATION                              Computational Materials for
A Countrywide Capital Markets Company            Alternative Loan Trust 2005-44
-------------------------------------------------------------------------------



                             Discount Margin (bps)
                             ---------------------


Class 2-A-3B to Call
-------------------------------------------------------------------------------
     Margin                42 bps
-------------------------------------------------------------------------------
Prepay Speed               5% CPR    10% CPR    25% CPR    35% CPR    45% CPR

===============================================================================
 Yield @ 100-00              42         42         42         42         42
===============================================================================
 WAL (yr)                   12.32      7.01       2.60       1.71       1.23
 MDUR (yr)                  9.61       6.06       2.45       1.64       1.19
 First Prin Pay            Jul-05     Aug-05     May-05     Oct-05     Jun-05
 Last Prin Pay             Dec-21     May-15     Jun-09     Jan-08     May-07
-------------------------------------------------------------------------------

Class 2-A-3B to Maturity
-------------------------------------------------------------------------------
  Margin                   42 bps
-------------------------------------------------------------------------------
Prepay Speed               5% CPR    10% CPR    25% CPR    35% CPR    45% CPR

===============================================================================
  Yield @ 100-00             42         42         42         42         42
===============================================================================
 WAL (yr)                   12.32      7.01       2.60       1.71       1.23
 MDUR (yr)                  9.61       6.06       2.45       1.64       1.19
 First Prin Pay            Jul-14     Aug-10     May-07     Oct-06     Jun-06
 Last Prin Pay             Dec-21     May-15     Jun-09     Jan-08     May-07
-------------------------------------------------------------------------------



Class 2-A-3C to Call
-------------------------------------------------------------------------------
     Margin                51 bps
-------------------------------------------------------------------------------
Prepay Speed               5% CPR    10% CPR    25% CPR    35% CPR    45% CPR
===============================================================================
  Yield @ 100-00             51         51         51         51         51
===============================================================================
 WAL (yr)                   21.76     14.79       6.22       4.10       2.89
 MDUR (yr)                  14.22     10.91       5.42       3.73       2.71
 First Prin Pay            Dec-21     May-15     Jun-09     Jan-08     May-07
 Last Prin Pay             Jul-30     Dec-23     Aug-13     Feb-11     Aug-09
-------------------------------------------------------------------------------

Class 2-A-3C to Maturity
-------------------------------------------------------------------------------
  Margin                   51 bps
-------------------------------------------------------------------------------
Prepay Speed               5% CPR    10% CPR    25% CPR    35% CPR    45% CPR

===============================================================================
  Yield @ 100-00             52         53         56         56         56
===============================================================================
 WAL (yr)                   22.52     16.09       7.12       4.68       3.28
 MDUR (yr)                  14.48     11.46       6.01       4.16       3.01
 First Prin Pay            Dec-21     May-15     Jun-09     Jan-08     May-07
 Last Prin Pay             Aug-35     Aug-35     Aug-35     Aug-35     Aug-35
-------------------------------------------------------------------------------


------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[Logo Omitted] Countrywide(R)
SECURITIES CORPORATION                              Computational Materials for
A Countrywide Capital Markets Company            Alternative Loan Trust 2005-44
-------------------------------------------------------------------------------


------------------------------------------------------------------------------
                                   CONTACTS
------------------------------------------------------------------------------
Countrywide Securities Corporation

Mortgage Trading/Syndicate
--------------------------

Gary Johnson                                    Tel: (818) 225-3188
                                                gary_johnson@countrywide.com
Peter Harrison                                  Tel: (818) 225-4544
                                                peter_harrison@countrywide.com
Jeff Traister                                   Tel: (818) 225-4712
                                                jeffrey_traister@countrywide.com
Principal Finance Group
-----------------------

Brandon Watts                                   Tel:  (818) 225-4588
                                                brandon_watts@countrywide.com
Josh Smith                                      Tel:  (818) 225-3292
                                                joshua_n_smith@countrywide.com
Bentley Hodges                                  Tel: (818) 225-3433
                                                bentley_hodges@countrywide.com
-------------------------------------------------------------------------------


------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[Logo Omitted] Countrywide(R)
SECURITIES CORPORATION                              Computational Materials for
A Countrywide Capital Markets Company               CWALT 2005-44
-------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
 Class 1-A-1, Class 1-A-2A, Class 1-A-2B, Class 1-A-3A, Class 1-A-3B and Class 1-A-3C
             Yield Maintenance Agreement Schedule and Strike Rates
----------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                    Notional                                           Notional
     Period        Schedule ($)   Cap Strike (%)        Period        Schedule ($)   Cap Strike (%)
------------------------------------------------------------------------------------------------------
        1                na              na               65         96,147,041.95       9.2565
        2          437,171,818.52      5.1368             66         93,795,494.36       9.2565
        3          426,211,479.08      8.8430             67         91,500,804.73      10.2482
        4          417,049,695.51      9.5650             68         89,261,608.22       9.2565
        5          408,228,125.18      9.2565             69         87,076,572.56       9.5650
        6          399,580,608.11      9.2565             70         84,944,397.35       9.2565
        7          391,103,565.69     10.2482             71         82,863,813.25       9.5650
        8          382,793,495.61      9.2565             72         80,833,581.24       9.2565
        9          374,646,970.17      9.5650             73         78,852,491.95       9.2565
       10          366,660,634.62      9.2565             74         76,919,364.88       9.5650
       11          358,831,205.59      9.5650             75         75,033,047.78       9.2565
       12          351,155,469.52      9.2565             76         73,192,415.93       9.5650
       13          343,630,281.12      9.2565             77         71,396,371.51       9.2565
       14          336,159,434.38      9.5650             78         69,643,842.94       9.2565
       15          328,836,701.82      9.2565             79         67,933,784.26       9.8948
       16          321,659,024.83      9.5650             80         66,265,174.53       9.2565
       17          314,623,410.26      9.2565             81         64,637,017.23       9.5650
       18          307,726,928.93      9.2565             82         63,048,339.68       9.2565
       19          300,966,714.28     10.2482             83         61,498,192.44       9.5650
       20          294,339,960.93      9.2565             84         59,985,648.82       9.2565
       21          287,843,923.39      9.5650             85         58,509,804.26       9.2565
       22          281,475,914.70      9.2565             86         57,069,775.87       9.5650
       23          275,233,305.18      9.5650             87         55,664,701.88       9.2565
       24          269,113,521.15      9.2565             88         54,293,741.14       9.5650
       25          263,114,043.70      9.2565             89         52,956,072.63       9.2565
       26          257,157,323.48      9.5650             90         51,650,894.98       9.2565
       27          251,318,981.03      9.2565             91         50,377,426.00      10.2482
       28          245,596,566.56      9.5650             92         49,134,902.22       9.2565
       29          239,987,682.78      9.2565             93         47,922,578.47       9.5650
       30          234,489,983.76      9.2565             94         46,739,727.39       9.2565
       31          229,101,173.78      9.8948             95         45,585,639.06       9.5650
       32          222,434,680.49      9.2565             96         44,459,620.55       9.2565
       33          215,928,314.79      9.5650             97         43,360,995.53       9.2565
       34          209,578,269.69      9.2565             98         42,289,103.86       9.5650
       35          203,312,666.31      9.5650             99         41,243,301.22       9.2565
       36          197,198,794.66      9.2565            100         40,222,958.73       9.5650
       37          191,821,725.85      9.2565
       38          187,162,903.27      9.5650
       39          182,616,232.01      9.2565
       40          178,179,027.45      9.5650
       41          173,848,669.02      9.2565
       42          169,622,598.62      9.2565
       43          165,498,319.20     10.2482
       44          161,473,393.25      9.2565
       45          157,545,441.44      9.5650
       46          153,712,141.18      9.2565
       47          149,971,225.30      9.5650
       48          146,320,480.74      9.2565
       49          142,757,747.23      9.2565
       50          139,280,916.05      9.5650
       51          135,887,928.84      9.2565
       52          132,576,776.31      9.5650
       53          129,345,497.18      9.2565
       54          126,192,176.95      9.2565
       55          123,114,946.83     10.2482
       56          120,111,982.65      9.2565
       57          117,181,503.78      9.5650
       58          114,321,772.12      9.2565
       59          111,531,091.05      9.5650
       60          108,807,804.47      9.2565
       61          106,150,295.85      9.2565
       62          103,556,987.23      9.5650
       63          101,026,338.37      9.2565
       64          98,556,845.79       9.5650
-----------------------------------------------------------------------------------------------------


Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                   Page A-1

[Logo Omitted] Countrywide(R)
SECURITIES CORPORATION                              Computational Materials for
A Countrywide Capital Markets Company               CWALT 2005-44
-------------------------------------------------------------------------------



---------------------------------------------------------------------------------------
 Class 2-A-1, Class 2-A-2A, Class 2-A-2B, Class 2-A-3A, Class 2-A-3B and Class 2-A-3C
            Yield Maintenance Agreement Schedule and Strike Rates
----------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                    Notional                                           Notional
     Period        Schedule ($)   Cap Strike (%)        Period        Schedule ($)   Cap Strike (%)
------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
        1                na              na               65         56,715,740.26       9.2430
        2          262,406,867.45      4.9291             66         55,328,442.15       9.2430
        3          255,561,554.54      8.0167             67         53,974,689.79      10.2334
        4          249,644,319.92      9.5508             68         52,653,677.89       9.2430
        5          244,131,793.54      9.2428             69         51,364,620.38       9.5511
        6          238,732,546.51      9.2428             70         50,106,750.01       9.2430
        7          233,444,165.22     10.2331             71         48,879,317.85       9.5511
        8          228,264,289.05      9.2428             72         47,681,592.85       9.2430
        9          223,190,609.16      9.5509             73         46,512,861.47       9.2430
       10          218,220,867.30      9.2429             74         45,372,427.19       9.5511
       11          213,352,765.69      9.5510             75         44,259,610.18       9.2430
       12          208,583,536.46      9.2429             76         43,173,746.82       9.5511
       13          203,876,142.05      9.2429             77         42,114,189.39       9.2430
       14          199,231,406.42      9.5510             78         41,080,305.63       9.2430
       15          194,682,767.62      9.2430             79         40,071,478.44       9.8805
       16          190,228,166.46      9.5511             80         39,087,105.43       9.2430
       17          185,865,589.16      9.2430             81         38,126,598.65       9.5511
       18          181,593,066.31      9.2430             82         37,189,384.19       9.2430
       19          177,408,671.85     10.2334             83         36,274,901.89       9.5511
       20          173,310,522.13      9.2430             84         35,382,604.98       9.2430
       21          169,296,774.94      9.5512             85         34,511,959.77       9.2430
       22          165,365,628.58      9.2431             86         33,662,445.35       9.5511
       23          161,515,249.15      9.5512             87         32,833,553.25       9.2430
       24          157,743,423.47      9.2431             88         32,024,787.19       9.5511
       25          154,020,308.12      9.2431             89         31,235,662.77       9.2430
       26          150,346,585.25      9.5513             90         30,465,707.17       9.2430
       27          146,749,231.87      9.2432             91         29,714,458.88      10.2334
       28          143,226,605.03      9.5513             92         28,981,467.48       9.2430
       29          139,777,098.14      9.2432             93         28,266,293.28       9.5511
       30          136,399,140.10      9.2432             94         27,568,507.15       9.2430
       31          133,091,194.54      9.8807             95         26,887,690.23       9.5511
       32          129,448,723.30      9.2433             96         26,223,433.68       9.2430
       33          125,889,503.18      9.5514             97         25,575,338.48       9.2430
       34          122,411,614.87      9.2432             98         24,943,015.13       9.5511
       35          118,814,988.09      9.5513             99         24,326,083.49       9.2430
       36          115,303,999.55      9.2432            100         23,724,172.51       9.5511
       37          112,199,323.76      9.2432
       38          109,518,617.71      9.5513
       39          106,901,770.12      9.2432
       40          104,347,262.74      9.5513
       41          101,853,613.35      9.2432
       42          99,419,374.92       9.2432
       43          97,043,134.79      10.2335
       44          94,723,513.86       9.2431
       45          92,459,165.77       9.5512
       46          90,248,776.11       9.2431
       47          88,091,024.78       9.5512
       48          85,984,697.46       9.2431
       49          83,916,414.49       9.2431
       50          81,897,616.14       9.5512
       51          79,927,122.55       9.2431
       52          78,003,781.93       9.5512
       53          76,126,469.89       9.2431
       54          74,294,088.80       9.2431
       55          72,505,567.13      10.2334
       56          70,759,858.86       9.2431
       57          69,055,942.85       9.5512
       58          67,392,822.25       9.2430
       59          65,769,478.73       9.5511
       60          64,185,009.32       9.2430
       61          62,617,196.10       9.2430
       62          61,087,260.55       9.5511
       63          59,594,293.92       9.2430
       64          58,137,409.11       9.5511
-----------------------------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                   Page A-1

[Logo Omitted] Countrywide(R)
SECURITIES CORPORATION                              Computational Materials for
A Countrywide Capital Markets Company               CWALT 2005-44
-------------------------------------------------------------------------------



  --------------------------------------------------------------------------
       Class M, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5
             Yield Maintenance Agreement Schedule and Strike Rates
  --------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                    Notional                                           Notional
     Period        Schedule ($)   Cap Strike (%)        Period        Schedule ($)   Cap Strike (%)
------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
        1                na              na               65         39,528,366.14       9.2514
        2          79,832,185.87       5.0588             66         38,561,547.66       9.2514
        3          79,803,876.03       8.5332             67         37,618,106.45      10.2426
        4          79,788,282.90       9.5597             68         36,697,481.34       9.2514
        5          79,788,282.90       9.2513             69         35,799,124.56       9.5598
        6          79,788,282.90       9.2513             70         34,922,501.43       9.2514
        7          79,788,282.90      10.2426             71         34,067,090.07       9.5598
        8          79,788,282.90       9.2513             72         33,232,381.03       9.2514
        9          79,788,282.90       9.5597             73         32,417,877.07       9.2514
       10          79,788,282.90       9.2514             74         31,623,092.82       9.5598
       11          79,788,282.90       9.5597             75         30,847,554.53       9.2514
       12          79,788,282.90       9.2514             76         30,090,799.75       9.5598
       13          79,788,282.90       9.2514             77         29,352,377.11       9.2514
       14          79,788,282.90       9.5598             78         28,631,846.01       9.2514
       15          79,788,282.90       9.2514             79         27,928,776.42       9.8894
       16          79,788,282.90       9.5598             80         27,242,748.55       9.2514
       17          79,788,282.90       9.2514             81         26,573,352.68       9.5598
       18          79,788,282.90       9.2514             82         25,920,188.89       9.2514
       19          79,788,282.90      10.2426             83         25,282,866.80       9.5598
       20          79,788,282.90       9.2514             84         24,661,005.41       9.2514
       21          79,788,282.90       9.5598             85         24,054,232.79       9.2514
       22          79,788,282.90       9.2514             86         23,462,185.95       9.5598
       23          79,788,282.90       9.5598             87         22,884,510.55       9.2514
       24          79,788,282.90       9.2515             88         22,320,860.75       9.5598
       25          79,788,282.90       9.2515             89         21,770,898.99       9.2514
       26          79,788,282.90       9.5599             90         21,234,295.78       9.2514
       27          79,788,282.90       9.2515             91         20,710,729.51      10.2426
       28          79,788,282.90       9.5599             92         20,199,886.28       9.2514
       29          79,788,282.90       9.2515             93         19,701,459.71       9.5598
       30          79,788,282.90       9.2515             94         19,215,150.74       9.2514
       31          79,788,282.90       9.8895             95         18,740,667.48       9.5598
       32          79,752,467.95       9.2515             96         18,277,725.03       9.2514
       33          79,716,375.93       9.5599             97         17,826,045.31       9.2514
       34          79,680,004.84       9.2515             98         17,385,356.91       9.5598
       35          79,637,269.82       9.5599             99         16,955,394.91       9.2514
       36          79,594,185.97       9.2515            100         16,535,900.74       9.5598
       37          78,611,852.29       9.2515
       38          76,714,234.88       9.5599
       39          74,862,121.44       9.2515
       40          73,054,425.44       9.5599
       41          71,290,086.23       9.2515
       42          69,568,068.40       9.2515
       43          67,887,361.21      10.2427
       44          66,246,977.98       9.2515
       45          64,645,955.55       9.5598
       46          63,083,353.68       9.2514
       47          61,558,244.81       9.5598
       48          60,069,743.07       9.2514
       49          58,613,777.79       9.2514
       50          57,192,816.72       9.5598
       51          55,806,022.65       9.2514
       52          54,452,578.32       9.5598
       53          53,131,685.93       9.2514
       54          51,842,566.74       9.2514
       55          50,584,460.54      10.2426
       56          49,356,625.28       9.2514
       57          48,158,336.57       9.5598
       58          46,988,887.31       9.2514
       59          45,847,575.39       9.5598
       60          44,733,739.36       9.2514
       61          43,641,124.21       9.2514
       62          42,574,905.07       9.5598
       63          41,534,448.66       9.2514
       64          40,519,136.82       9.5598
-----------------------------------------------------------------------------------------------------


Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                   Page A-1

[Logo Omitted] Countrywide(R)
SECURITIES CORPORATION                              Computational Materials for
A Countrywide Capital Markets Company            Alternative Loan Trust 2005-44
-------------------------------------------------------------------------------


                                  Appendix A

                            COUNTRYWIDE HOME LOANS
                          SAMPLE POOL CHARACTERISTICS
                         1 MONTH MTA NEG-AM WHOLE LOAN
                            GROUP 1 MORTGAGE LOANS

DELIVERY DESCRIPTION
     Delivery Amount                                                                       $500,000,000
     Product                                       100% 1yr Hard Prepayment Penalty  (Max 5% 3Mo Teaser)
     Delivery Variance                                                                           +/- 5%
     Settlement Date                                                                          8/30/2005
COLLATERAL DETAIL
      Approximate Gross WAC                                                                      1.375%
      Approximate Net WAC                                                                        1.000%
      Servicing Spread                                                                           0.375%
      Gross/Net WAC Variance                                                                  +/- 0.125
      Weighted Average Gross Margin                                                               2.98%
      Gross Margin Variance                                                                  +/- 0.125%
      Maximum Neg-Am                                                                               115%
      Resets:
          Interest                                                                              Monthly
          Payments                                                                             Annually
          Recast                                Earlier of every 5 years, or when neg-am cap is reached
      Annual Payment Cap                                                                          7.50%
      Gross Life Cap                                                                              9.95%
      WAM                                                                 359, best efforts on <0.5WALA
      Original Term                                                                                 360
      Geographic Distribution                                                                   <60% CA
      Weighted Average LTV                                                                  75%, +/- 2%
      Maximum Loan Amount                                                                    $2,500,000
      Weighted Average Loan Size                                                   $400,000, +/- 25,000
      Approximate Conforming Balance %                                                approximately 25%
      Credit                                                   Generally Underwritten to CHL Guidelines
      Occupancy                       80% Owner Occupied (Including 2nd Homes), <20% Non-Owner Occupied
      Delinquency                                                                           All Current
      Approximate Property Types                                           80% SFR/PUD, 20% Condo/Other
      Documentation Style                                              20% Full/Alt/DU Doc, 80% Reduced
      Loan Purpose                                                      Maximum 50% Cash Out Refinances
      Approximate Credit Score                                                       700 +/-10, 620 min

------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.
------------------------------------------------------------------------------


                                   Page A-1

[Logo Omitted] Countrywide(R)
SECURITIES CORPORATION                              Computational Materials for
A Countrywide Capital Markets Company            Alternative Loan Trust 2005-44
-------------------------------------------------------------------------------

                                    Appendix A

                            COUNTRYWIDE HOME LOANS
                          SAMPLE POOL CHARACTERISTICS
                         1 MONTH MTA NEG-AM WHOLE LOAN
                            GROUP 2 MORTGAGE LOANS


DELIVERY DESCRIPTION
     Delivery Amount                                                                     $300,000,000
     Product                                              100% No PrePay Penalty  (Max 25% 3Mo Teaser)
     Delivery Variance                                                                         +/- 5%
     Settlement Date                                                                        8/30/2005
COLLATERAL DETAIL
      Approximate Gross WAC                                                                    2.857%
      Approximate Net WAC                                                                         N/A
      Servicing Spread                                                                         0.375%
      Gross/Net WAC Variance                                                                +/- 0.125
      Weighted Average Gross Margin                                                             2.98%
      Gross Margin Variance                                                                +/- 0.125%
      Maximum Neg-Am                                                                             115%
      Resets:
          Interest                                                                            Monthly
          Payments                                                                           Annually
          Recast                              Earlier of every 5 years, or when neg-am cap is reached
      Annual Payment Cap                                                                        7.50%
      Gross Life Cap                                                                            9.95%
      WAM                                                                                         359
      Original Term                                                                               360
      Geographic Distribution                                                                 <60% CA
      Weighted Average LTV                                                                75%, +/- 2%
      Maximum Loan Amount                                                                  $2,500,000
      Weighted Average Loan Size                                                 $375,000, +/- 25,000
      Approximate Conforming Balance %                                              approximately 25%
      Credit                                                 Generally Underwritten to CHL Guidelines
      Occupancy                     75% Owner Occupied (Including 2nd Homes), <25% Non-Owner Occupied
      Delinquency                                                                         All Current
      Approximate Property Types                                         80% SFR/PUD, 20% Condo/Other
      Documentation Style                                            20% Full/Alt/DU Doc, 80% Reduced
      Loan Purpose                                                    Maximum 50% Cash Out Refinances
      Approximate Credit Score                                                     700 +/-10, 620 min


------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.
------------------------------------------------------------------------------


                                   Page A-1